Notes Payable	12 Months Ended
Jun. 30, 2019
Debt Disclosure [Abstract]
NOTES PAYABLE

NOTE 6 - NOTES PAYABLE

In June 2019, the Company entered into a note for approximately $364,200 in conjunction with a renewal of its director and officer insurance policy. The interest rate was 3.09% per annum. The note matures on April 9, 2020.

In June 2018, the Company entered into a note for approximately $285,200 in conjunction with a renewal of its director and officer insurance policy. The interest rate was 2.35% per annum. The note matured on April 9, 2019 and was repaid.

At June 30, 2019 and 2018, the note payable outstanding balances were approximately $364,200 and $285,200, respectively.